Virtus Zevenbergen Innovative Growth Stock Fund,

a series of Virtus Asset Trust

Supplement dated October 27, 2022 to the Summary Prospectus, the Virtus Asset Trust

Statutory Prospectus and the Statement of Additional Information (“SAI”),

each dated April 28, 2022, as supplemented

Important Notice to Investors

Zevenbergen Capital Investments has announced that, effective December 31, 2022, Leslie Tubbs, CFA will retire and consequently step down from her role as a portfolio manager for the Virtus Zevenbergen Innovative Growth Stock Fund (the “Fund”). There will be no changes to the investment process for the Fund, which is team oriented. The Prospectuses and SAI will be updated as appropriate at the time of the transition.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VAT 8022/Zevenbergen PM Announcement (10/2022)